SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)       May 24, 2002
                                                  ----------------------


                                Tumbleweed, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                       333-579231              61-1327945
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(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer
        Incorporation)                                       Identification No.)



2301 River Road, Suite 200, Louisville, KY                       40206
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(Address of Principal Executive Offices)                      (Zip Code)



Registrant's telephone number, including area code     502-893-0323
                                                   --------------------


No change since last report.
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(Former Name or Former Address, if Changed Since Last Report)







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Item 5.  Other Events

Tumbleweed, Inc. today announced that the Company's application to list its Common Stock on The Nasdaq SmallCap Market has been approved. The Company's securities will be transferred to The Nasdaq SmallCap Market at the opening of business on Tuesday, May 28, 2002. The Company will continue to trade under the symbol TWED.

This summary of the attached press release is qualified in its entirety by the complete text of such document, a copy of which is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

(c) Exhibit 99.1 Press Release dated May 24, 2002.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


TUMBLEWEED, INC.

By:      /s/ Glennon F. Mattingly
         -------------------------------
Name:    Glennon f. Mattingly
Title:   Vice President and Chief Financial Officer

Date:    May 24, 2002




























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                                  Exhibit Index

Exhibit No.
-----------

99.1 Press Release dated May 24, 2002



































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                                  Exhibit 99.1


Contact: Glennon F. ("Buddy") Mattingly; (502)893-0323 (ext. 385) Chief Financial Officer

LOUISVILLE, Ky. (May 24, 2002) - Tumbleweed, Inc. (Nasdaq/NM: TWED) today announced that the Company's application to list its Common Stock on The Nasdaq SmallCap Market has been approved. The Company's securities will be transferred to The Nasdaq SmallCap Market at the opening of business on Tuesday, May 28, 2002. The Company will continue to trade under the symbol TWED.

Terry Smith, President and Chief Executive Officer of Tumbleweed, Inc. said, "Tumbleweed shareholders will be pleased with the news of the approval to move our listing to The Nasdaq SmallCap Market. There will be no interruption in the ability of our shareholders to sell or purchase shares on the open market. We are very pleased to have this issue resolved quickly and favorably."

Tumbleweed opened its first restaurant in 1975 in New Albany, Indiana. Restaurants are currently open in Ohio, Illinois, Indiana, Kentucky, Virginia, Michigan and Wisconsin. International locations include Germany, Jordan, Egypt, Turkey and England. Tumbleweed currently has 59 restaurants in operation, with 31 company-owned locations, and 28 franchised and licensed restaurants, including six international units. For additional information, visit Tumbleweed's website at www.tumbleweedrestaurants.com.

THIS RELEASE INCLUDES FORWARD-LOOKING STATEMENTS ABOUT TUMBLEWEED AND ITS BUSINESS. FOR THIS PURPOSE, WORDS SUCH AS EXPECTS, BELIEVES, ESTIMATES, ANTICIPATES, PLANS AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. MANY THINGS COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS, INCLUDING THE AVAILABILITY AND COST OF FINANCING AND OTHER EVENTS THAT COULD AFFECT OUR RESTAURANT EXPANSION PROGRAM, CHANGES IN FOOD AND OTHER COSTS, CHANGES IN NATIONAL, REGIONAL OR LOCAL ECONOMIC CONDITIONS, CHANGES IN CONSUMER TASTES, COMPETITIVE FACTORS SUCH AS CHANGES IN THE NUMBER AND LOCATION OF COMPETING RESTAURANTS AND THE AVAILABILITY OF EXPERIENCED MANAGEMENT AND HOURLY EMPLOYEES.




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